CAPITAL BANK
C O R P O R A T I O N

CAPITAL BANK
C O R P O R A T I O N

Investor Presentation

June 30, 2005

Forward Looking Information

This presentation contains “forward-looking statements” within the meaning of the federal securities laws.
The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, an inability of Capital Bank to realize elements of its strategy for 2005 and beyond; the risk that the merger with 1 st State may not be consummated; the actual operations of the acquired 1 st State branches after the acquisition; the ability of Capital Bank to integrate the operations of 1 st State into its operations; other uncertainties arising in connection with the merger; increases in competitive pressure in the banking industry; general economic conditions, either nationally or regionally, that are less favorable than expected; changes in the interest rate environment which reduce margins; management’s assumptions regarding allowance for loan losses not being borne out by subsequent events; and changes which may occur in the regulatory environment. Additional factors that could cause actual results to differ materially are discussed in documents filed with the Securities and Exchange Commission by Capital Bank, including without limitation Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K.  When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,”
“may,” “might,” “outlook,” and “anticipates,” and similar expressions as they related to Capital Bank (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made.  Except as required by law, Capital Bank does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Securities Law Matters

The proposed transaction will be submitted to Capital Bank and 1st State shareholders for their consideration.  Capital Bank and 1st State will file a registration statement, a joint proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the SEC.  Shareholders of Capital Bank and 1st State are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  A copy of the joint proxy statement/prospectus, as well as other filings containing information about Capital Bank and
1st State, will be available for free at the SEC's Web site (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to
Richard W. Edwards at PO Box 18949, Raleigh, NC 27619 (800) 308-3971 or A. Christine
Baker at 445 S. Main Street, PO Box 1797, Burlington, NC 27216-1797 (336) 227-8861.

Each of Capital Bank and 1st State and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Capital Bank and 1st State, as the case may be, in connection with the Merger.  Information about the directors and executive officers of 1st State and their ownership of 1st State common stock is set forth in 1st State’s latest proxy statement, as filed with the SEC, and will be included in the joint proxy statement/prospectus.  Information about the directors and executive officers of
Capital Bank and their ownership of Capital Bank common stock is set forth in Capital Bank’s latest proxy statement, as filed with the SEC, and will be included in the joint proxy statement/prospectus.

Established June 20, 1997

Community bank holding company with headquarters in Raleigh, NC

Provides broad range of financial services with 21 full service branch offices in eight counties throughout North Carolina

B. Grant Yarber  - Named CEO in April 2004

Total first quarter assets and deposits of $887 million and $662 million, respectively

Traded on NASDAQ – Symbol CBKN

Capital Bank Corporation Profile

Data as of 03/31/2005

Established January 1, 1914

Became a publicly traded company in April 1999 through a mutual thrift conversion

Community bank holding company with headquarters in Burlington, NC

Provides broad range of financial services through 7 full service branch offices in
Alamance county

James C. McGill is President and CEO

Total first quarter assets and deposits of $373 million and $278 million, respectively

Traded on NASDAQ – Symbol FSBC

First State Bancorp Profile

Data as of 03/31/2005

Proforma Balance Sheet – March 31, 2005

CBKN

FSBC

Proforma

Cash

33,320

9,030

42,350

Securities

159,966

112,432

226,161

Net Loans

637,550

236,393

873,943

Goodwill & Other Intangibles

13,011

-

67,626

Other Assets

43,465

14,898

58,363

Total Assets

887,312

372,753

1,268,443

Total Deposits

662,178

278,769

940,947

Total Borrowings

135,830

23,500

159,330

Other Liabilities

12,339

5,753

18,108

Total Liabilities

810,347

308,022

1,118,385

Total Equity

76,965

64,731

150,058

Total Liabilities & Equity

887,312

372,753

1,268,443

Capital Ratios

Equity/Assets

8.67

17.37

11.83

Tang Equity/Tang Assets

7.31

17.37

6.86

Data as of 3/31/2005; assumes total consideration of $114.6 million

Transaction Summary

Financial data for calculations as of 3/31/2005;  (1)   See next slide
for explanation

Deal Terms

Equity Consideration

65.0%

Cash Consideration

35.0%

Purchase Price/Share

$37.15

Total Deal Value

$114.6M

Price/ Book Value

161.8%

Price/LTM EPS

31.3%

Franchise Premium/Core Deposits

20.3%

Collar

(1)

Yes

Target Closing

January 2006

Termination Fee

(1)

$2.0M

Due Diligence

Complete

Collar Description

20 Trading Days Average Closing Price Capital Bank Stock

Floor

Mid

Cap

$15.00/ Share

16.50/Share

$18.00/ Share

Floating Exchange Ratio

2.4767

2.2515

2.0639

Total New Shares Issued

4,967

4,515

4,139

Seller Ownership

41.9%

39.6%

37.5%

Deal Value (000's)

114,614

114,614

114,614

Collar

If average closing price exceeds $18.00 per share exchange ratio remains at 2.0639, but if it falls below $15.00 per share,
Capital Bank has the right to use the lower price or pay an amount in cash per 1st State share to bring the value back up to $37.15

Termination Rights

1st State may terminate the merger if the average stock price of Capital Bank falls below $15.00 and Capital Bank does not adjust the exchange ratio or include more cash to meet a  minimum value of $37.15

Martin
Pike
Kentucky
Wyoming
McDowell
Buchanan
Dickenson
Wise
Norton
Tazewell
Russell
Washington
Scott
Greenbrier
Monroe
Virginia
Craig
Giles
Bland
Wythe
Pulaski
Roanoke
Floyd
Carroll
Patrick
Grayson
Rockbridge
Botetourt
Nelson
Amherst
Buckingham
Appomattox
Bedford
Campbell
Charlotte
Franklin
Pittsylvania
Halifax
Henry
Danville
Johnson
Ashe
Alleghany
Surry
Stokes
Rockingham
Caswell
Person
Granville
Carter
Greene
Watauga
Wilkes
Yadkin
Forsyth
Alamance
Durham
Yancey
Madison
Mitchell
Avery
Caldwell
Alexander
Davie
Guilford
Orange
Buncombe
Burke
Catawba
Rowan
Randolph
Chatham
Wake
Cleveland
Lincoln
Cabarrus
Stanly
Harnett
Henderson
Rutherford
Montgomery
Moore
Charlotte
Union
Richmond
Anson
Hoke
Cumberland
Cherokee
York
North Carolina
Scotland
Greenville
Chester
Lancaster
Chesterfield
Bladen
Anderson
South Carolina
Marlboro
Laurens
Fairfield
Dillon
Newberry
Kershaw
Darlington
Columbus
Abbeville
Saluda
Florence
Marion
Horry
Sumter
Copyright (C) 2005 SNL Financial LC. All rights reserved

CAPITAL BANK CORPORATION

Proforma Branch Map

Capital Bank Corporation

1st State Bank

Source: SNL Financial

Rockingham
Caswell
North Carolina
Alamance
Guilford
Orange
W FRONT ST
APPLE ST
MCKINNEY ST
ALBANY ST
US HWY 70
STATE HWY 1530
STATE HWY 1982
Copyright (C) 2005 SNL Financial LC. All rights reserved
0
5.00mi

CAPITAL BANK CORPORATION

Proforma Branch Map – Alamance County

Capital Bank Corporation

1st State Bank

Source: SNL Financial

Thorough coverage of the market to

 support community and growth

Overlapping branches present significant

 cost savings opportunities without adversely

 impacting customer service

12.4%
21.6%
8.1%
8.1%
18.2%
8.6%
9.3%
13.8%
Wachovia Corp. (NC)
SunTrust Banks Inc. (GA)
1st State Bancorp Inc. (NC)
MidCarolina Financial Corp. (NC)
Capital Bank Corporation (NC)
Bank of America Corp. (NC)
BB&T Corp. (NC)
Other (6)

12.4%
22.4%
8.1%
8.1%
21.6%
9.3%
18.2%
Capital Bank Corporation (NC)
Wachovia Corp. (NC)
SunTrust Banks Inc. (GA)
MidCarolina Financial Corp. (NC)
Bank of America Corp. (NC)
BB&T Corp. (NC)
Other (6)

CAPITAL BANK CORPORATION

Deposit Market Share – Alamance County

2004 Market Share

Proforma 2004

Source: SNL Financial

Merger Related Cost Savings

Corporate and executive staff compensation

Elimination of executive compensation plans

Branch consolidation due to overlap in Alamance County

Operations and processing cost savings

$4.0 – 4.5 million in annual cost savings expected

Benefits to Capital Bank Corporation Shareholders

Expands and protects Capital Bank’s presence in Alamance County – proforma #1 deposit market share position

Low cost deposit base complements Capital Bank’s balance sheet

Significantly improves Capital Bank’s efficiency and operating leverage

First State contributes a consistent earnings history and strong capital base